Schedule 5A Forms of UCC-1 Financing Statement Borrower See attached

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
DIAMOND RESORTS CORPORATION

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box:
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- MD - Department of Assessments & Taxation

F#391860
A#562642

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

Schedule 5B Forms of UCC-1 Financing Statements Holdings and Parent See attached

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME DIAMOND RESORTS INTERNATIONAL, INC.				
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS 10600 WEST CHARLESTON BOULEVARD	CITY LAS VEGAS	STATE NV	POSTAL CODE 89135	COUNTRY USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS 707 WILSHIRE BOULEVARD, 17TH FLOOR	CITY LOS ANGELES	STATE CA	POSTAL CODE 90017	COUNTRY USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391859
A#562641

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: DIAMOND RESORTS HOLDINGS, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- NV - Secretary of State

F#391861
A#562643

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

Schedule 5C Forms of UCC-1 Financing Statements Subsidiary Guarantors other than Holdings See attached

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME					
AKGI-ST. MAARTEN N.V.					
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX	
1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY	
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA	

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME				
WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391656
A#562392

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) International Association of Commercial Administrators (IACA)

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 CHESTNUT FARMS, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- NV - Secretary of State F#391657 A#562393

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 CUMBERLAND GATE, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- DE - Secretary of State F#391659 A#562395

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: DIAMOND RESORTS CALIFORNIA COLLECTION DEVELOPMENT, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391662
A#562398

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME DIAMOND RESORTS CENTRALIZED SERVICES COMPANY				
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS 10600 WEST CHARLESTON BOULEVARD	CITY LAS VEGAS	STATE NV	POSTAL CODE 89135	COUNTRY USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS 707 WILSHIRE BOULEVARD, 17TH FLOOR	CITY LOS ANGELES	STATE CA	POSTAL CODE 90017	COUNTRY USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391663
A#562399

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: DIAMOND RESORTS CITRUS SHARE HOLDING, LLC					
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX	
1c. MAILING ADDRESS: 10600 WEST CHARLESTON BOULEVARD	CITY: LAS VEGAS	STATE: NV	POSTAL CODE: 89135	COUNTRY: USA	

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS: 707 WILSHIRE BOULEVARD, 17TH FLOOR	CITY: LOS ANGELES	STATE: CA	POSTAL CODE: 90017	COUNTRY: USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391664
A#562400

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 DIAMOND RESORTS CORAL SANDS DEVELOPMENT, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- DE - Secretary of State F#391665 A#562401

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 DIAMOND RESORTS CYPRESS POINTE I DEVELOPMENT, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- DE - Secretary of State F#391666 A#562402

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
DIAMOND RESORTS CYPRESS POINTE II DEVELOPMENT, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391667
A#562403

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME DIAMOND RESORTS CYPRESS POINTE III DEVELOPMENT, LLC				
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS 10600 WEST CHARLESTON BOULEVARD	CITY LAS VEGAS	STATE NV	POSTAL CODE 89135	COUNTRY USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS 707 WILSHIRE BOULEVARD, 17TH FLOOR	CITY LOS ANGELES	STATE CA	POSTAL CODE 90017	COUNTRY USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391668
A#562404

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 DIAMOND RESORTS DAYTONA DEVELOPMENT, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- DE - Secretary of State F#391669 A#562405

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
DIAMOND RESORTS DEVELOPER AND SALES HOLDING COMPANY

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box:
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391670
A#562406

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
DIAMOND RESORTS DPM DEVELOPMENT LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- NV - Secretary of State

F#391963
A#562777

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
DIAMOND RESORTS EPIC MORTGAGE HOLDINGS, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391671
A#562407

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME				
DIAMOND RESORTS FALL CREEK DEVELOPMENT, LLC				
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME				
WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391672
A#562408

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 DIAMOND RESORTS FINANCE HOLDING COMPANY 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- DE - Secretary of State F#391673 A#562409

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
DIAMOND RESORTS FINANCIAL SERVICES, INC.

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box:
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- NV - Secretary of State

F#391674
A#562410

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: DIAMOND RESORTS GRAND BEACH I DEVELOPMENT, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391675
A#562411

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
DIAMOND RESORTS GRAND BEACH II DEVELOPMENT, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391676
A#562412

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 DIAMOND RESORTS GREENSPRINGS DEVELOPMENT, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- DE - Secretary of State F#391678 A#562416

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: DIAMOND RESORTS HAWAII COLLECTION DEVELOPMENT, LLC				
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS: 10600 WEST CHARLESTON BOULEVARD	CITY: LAS VEGAS	STATE: NV	POSTAL CODE: 89135	COUNTRY: USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS: 707 WILSHIRE BOULEVARD, 17TH FLOOR	CITY: LOS ANGELES	STATE: CA	POSTAL CODE: 90017	COUNTRY: USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391679
A#562417

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 DIAMOND RESORTS HILTON HEAD DEVELOPMENT, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- DE - Secretary of State F#391680 A#562418

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME DIAMOND RESORTS INTERNATIONAL CLUB, INC.				
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS 10600 WEST CHARLESTON BOULEVARD	CITY LAS VEGAS	STATE NV	POSTAL CODE 89135	COUNTRY USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS 707 WILSHIRE BOULEVARD, 17TH FLOOR	CITY LOS ANGELES	STATE CA	POSTAL CODE 90017	COUNTRY USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

Florida Documentary Stamp Tax is not required.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- FL - Central Filing Office

F#391681
A#562419

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: DIAMOND RESORTS INTERNATIONAL MARKETING MEXICO, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- NV - Secretary of State

F#391961
A#562775

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

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G84G104G105G115G32G70G73G78G65G78G67G73G78G71G32G83G84G65G84G69G77G69G78G84G32G105G115G32G116G111G32G98G101G32G102G105G108G101G100G32G91G102G111G114G32G114G101G99G111G114G100G93G32G40G111G114G32G114G101G99G111G114G100G101G100G41G32G105G110G32G116G104G101G32G82G69G65G76 G69G83G84G65G84G69G32G82G69G67G79G82G68G83G46G32G32G32G32G32G32G65G116G116G97G99G104G32G65G100G100G101G110G100G117G109 G54G46 G65G108G108G32 G68G101G98G116G111G114G115 G68G101G98G116G111G114G32G49 G68G101G98G116G111G114G32G50 G67G104G101G99G107G32G116G111G32G82G69G81G85G69G83G84G32G83G69G65G82G67G72G32G82G69G80G79G82G84G40G83G41G32G111G110G32G68G101G98G116G111G114G40G115G41 G91G65G68G68G73G84G73G79G78G65G76G32G70G69G69G93 G55G46 G91G105G102G32 G97G112G112G108G105G99G97G98G108G101G93 G91G111G112G116G105G111G110G97G108G93 G79G82 G83G85G70G70G73G88 G80G79G83G84G65G76G32G67G79G68G69 G67G73G84G89 G70G73G82G83G84G32G78G65G77G69 G50G99G46G32G77G65G73G76G73G78G71G32G65G68G68G82G69G83G83 G79G82 G79G82 G50G100G46G32G32G83G69G69G32G73G78G83G84G82G85G67G84G73G79G78G83 G65G68G68G39G76G32G73G78G70G79G32G82G69 G79G82G71G65G78G73G90G65G84G73G79G78 G68G69G66G84G79G82 G50G101G46G32G84G89G80G69G32G79G70G32G79G82G71G65G78G73G90G65G84G73G79G78 G50G102G46G32G74G85G82G73G83G68G73G67G84G73G79G78G32G79G70G32G79G82G71G65G78G73G90G65G84G73G79G78 G51G98G46G32G73G78G68G73G86G73G68G85G65G76G39G83G32G76G65G83G84G32G78G65G77G69 G70G73G82G83G84G32G78G65G77G69 G80G79G83G84G65G76G32G67G79G68G69G51G99G46G32G32G77G65G73G76G73G78G71G32G65G68G68G82G69G83G83 G49G97G46G32G79G82G71G65G78G73G90G65G84G73G79G78G39G83G32G78G65G77G69 G50G98G46G32G73G78G68G73G86G73G68G85G65G76G39G83G32G76G65G83G84G32G78G65G77G69 G67G73G84G89 G77G73G68G68G76G69G32G78G65G77G69 G83G84G65G84G69 G50G103G46G32G79G82G71G65G78G73G90G65G84G73G79G78G65G76G32G73G68G32G35G44G32G105G102G32G97G110G121 G77G73G68G68G76G69G32G78G65G77G69 G83G84G65G84G69 G83G85G70G70G73G88 G67G79G85G78G84G82G89 G49G100G46G32G32G83G69G69G32G73G78G83G84G82G85G67G84G73G79G78G83 G50G46G32G65G68G68G73G84G73G79G78G65G76G32G68G69G66G84G79G82G39G83G32G69G88G65G67G84G32G70G85G76G76G32G76G69G71G65G76G32G78G65G77G69G32G45G32G105G110G115G101G114G116G32G111G110G108G121G32G111G110G101G32G100G101G98G116G111G114G32G110G97G109G101G32G40G50G97G32G111G114G32G50G98G41G32G45G32G100G111G32G110G111G116G32G97G98G98G114G101G118G105G97G116G101G32G111G114G32G99G111G109G98G105G110G101G32G110G97G109G101G115 G80G79G83G84G65G76G32G67G79G68G69G67G73G84G89 G49G99G46G32G32G77G65G73G76G73G78G71G32G65G68G68G82G69G83G83 G65G68G68G39G76G32G73G78G70G79G32G82G69 G79G82G71G65G78G73G90G65G84G73G79G78 G68G69G66G84G79G82 G49G101G46G32G84G89G80G69G32G79G70G32G79G82G71G65G78G73G90G65G84G73G79G78 G49G102G46G32G74G85G82G73G83G68G73G67G84G73G79G78G32G79G70G32G79G82G71G65G78G73G90G65G84G73G79G78 G78G79G78G69 G49G98G46G32G73G78G68G73G86G73G68G85G65G76G39G83G32G76G65G83G84G32G78G65G77G69 G50G97G46G32G79G82G71G65G78G73G90G65G84G73G79G78G39G83G32G78G65G77G69 G70G73G82G83G84G32G78G65G77G69 G77G73G68G68G76G69G32G78G65G77G69 G83G84G65G84G69 G49G103G46G32G79G82G71G65G78G73G90G65G84G73G79G78G65G76G32G73G68G32G35G44G32G105G102G32G97G110G121 G83G85G70G70G73G88 G67G79G85G78G84G82G89 G78G79G78G69 G51G97G46G32G79G82G71G65G78G73G90G65G84G73G79G78G39G83G32G78G65G77G69 G51G46G32G83G69G67G85G82G69G68G32G80G65G82G84G89G39G83G32G78G65G77G69G32G40G111G114G32G78G65G77G69G32G111G102G32G84G79G84G65G76G32G65G83G83G73G71G78G69G69G32G111G102G32G65G83G83G73G71G78G79G82G32G83G47G80G41G32G45G32G105G110G115G101G114G116G32G111G110G108G121G32G111G110G101G32G115G101G99G117G114G101G100G32G112G97G114G116G121G32G110G97G109G101G32G40G51G97G32G111G114G32G51G98G41 G56G46 G79G80G84G73G79G78G65G76G32G70G73G76G69G82G32G82G69G70G69G82G69G78G67G69G32G68G65G84G65 National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 DIAMOND RESORTS INTERNATIONAL MARKETING, INC. 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA Corporation California 1884773 WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- CA - Secretary of State F#391682 A#562420

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME DIAMOND RESORTS LAS VEGAS DEVELOPMENT, LLC				
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS 10600 WEST CHARLESTON BOULEVARD	CITY LAS VEGAS	STATE NV	POSTAL CODE 89135	COUNTRY USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS 707 WILSHIRE BOULEVARD, 17TH FLOOR	CITY LOS ANGELES	STATE CA	POSTAL CODE 90017	COUNTRY USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391683
A#562421

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
DIAMOND RESORTS MANAGEMENT & EXCHANGE HOLDING COMPANY

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box:
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391684
A#562423

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

G66G46G32G83G69G78G68G32G65G67G75G78G79G87G76G69G68G71G77G69G78G84G32G84G79G58G32G32G32G40G78G97G109G101G32G97G110G100G32G65G100G100G114G101G115G115G41 G70G73G76G73G78G71G32 G79G70G70G73G67G69G32 G67G79G80G89G32 G151G32 G85G67G67G32 G70G73G78G65G78G67G73G78G71G32 G83G84G65G84G69G77G69G78G84G32 G40G70G79G82G77G32 G85G67G67G49G41G32 G40G82G69G86G46G32 G48G53G47G50G50G47G48G50G41 G84G72G69G32G65G66G79G86G69G32G83G80G65G67G69G32G73G83G32G70G79G82G32G70G73G76G73G78G71G32G79G70G70G73G67G69G32G85G83G69G32G79G78G76G89 G85G67G67G32G70G73G78G65G78G67G73G78G71G32G83G84G65G84G69G77G69G78G84 G70G79G76G76G79G87G32G32G73G78G83G84G82G85G67G84G73G79G78G83G32G40G102G114G111G110G116G32G97G110G100G32G98G97G99G107G41G32G67G65G82G69G70G85G76G76G89 G65G46G32G78G65G77G69G32G38G32G80G72G79G78G69G32G79G70G32G67G79G78G84G65G67G84G32G65G84G32G70G73G76G69G82G32G91G111G112G116G105G111G110G97G108G93 G49G46G32G68G69G66G84G79G82G39G83G32G69G88G65G67G84G32G70G85G76G76G32G76G69G71G65G76G32G78G65G77G69G32G45G32G105G110G115G101G114G116G32G111G110G108G121G32G111G110G101G32G100G101G98G116G111G114G32G110G97G109G101G32G40G49G97G32G111G114G32G49G98G41G32G45G32G100G111G32G110G111G116G32G97G98G98G114G101G118G105G97G116G101G32G111G114G32G99G111G109G98G105G110G101G32G110G97G109G101G115 G52G46G32G84G104G105G115G32G70G73G78G65G78G67G73G78G71G32G83G84G65G84G69G77G69G78G84G32G99G111G118G101G114G115G32G116G104G101G32G102G111G108G108G111G119G105G110G103G32G99G111G108G108G97G116G101G114G97G108G58 G67G79G85G78G84G82G89 G53G46G32G65G76G84G69G82G78G65G84G73G86G69G32G68G69G83G73G71G78G65G84G73G79G78G32G91G105G102G32G97G112G112G108G105G99G97G98G108G101G93G58 G78G79G78G45G85G67G67G32G70G73G76G73G78G71G65G71G46G32G76G73G69G78G83G69G76G76G69G82G47G66G85G89G69G82G66G65G73G76G69G69G47G66G65G73G76G79G82G67G79G78G83G73G71G78G69G69G47G67G79G78G83G73G71G78G79G82G76G69G83G83G69G69G47G76G69G83G83G79G82 G84G104G105G115G32G70G73G78G65G78G67G73G78G71G32G83G84G65G84G69G77G69G78G84G32G105G115G32G116G111G32G98G101G32G102G105G108G101G100G32G91G102G111G114G32G114G101G99G111G114G100G93G32G40G111G114G32G114G101G99G111G114G100G101G100G41G32G105G110G32G116G104G101G32G82G69G65G76 G69G83G84G65G84G69G32G82G69G67G79G82G68G83G46G32G32G32G32G32G32G65G116G116G97G99G104G32G65G100G100G101G110G100G117G109 G54G46 G65G108G108G32 G68G101G98G116G111G114G115 G68G101G98G116G111G114G32G49 G68G101G98G116G111G114G32G50 G67G104G101G99G107G32G116G111G32G82G69G81G85G69G83G84G32G83G69G65G82G67G72G32G82G69G80G79G82G84G40G83G41G32G111G110G32G68G101G98G116G111G114G40G115G41 G91G65G68G68G73G84G73G79G78G65G76G32G70G69G69G93 G55G46 G91G105G102G32 G97G112G112G108G105G99G97G98G108G101G93 G91G111G112G116G105G111G110G97G108G93 G79G82 G83G85G70G70G73G88 G80G79G83G84G65G76G32G67G79G68G69 G67G73G84G89 G70G73G82G83G84G32G78G65G77G69 G50G99G46G32G77G65G73G76G73G78G71G32G65G68G68G82G69G83G83 G79G82 G79G82 G50G100G46G32G32G83G69G69G32G73G78G83G84G82G85G67G84G73G79G78G83 G65G68G68G39G76G32G73G78G70G79G32G82G69 G79G82G71G65G78G73G90G65G84G73G79G78 G68G69G66G84G79G82 G50G101G46G32G84G89G80G69G32G79G70G32G79G82G71G65G78G73G90G65G84G73G79G78 G50G102G46G32G74G85G82G73G83G68G73G67G84G73G79G78G32G79G70G32G79G82G71G65G78G73G90G65G84G73G79G78 G51G98G46G32G73G78G68G73G86G73G68G85G65G76G39G83G32G76G65G83G84G32G78G65G77G69 G70G73G82G83G84G32G78G65G77G69 G80G79G83G84G65G76G32G67G79G68G69G51G99G46G32G32G77G65G73G76G73G78G71G32G65G68G68G82G69G83G83 G49G97G46G32G79G82G71G65G78G73G90G65G84G73G79G78G39G83G32G78G65G77G69 G50G98G46G32G73G78G68G73G86G73G68G85G65G76G39G83G32G76G65G83G84G32G78G65G77G69 G67G73G84G89 G77G73G68G68G76G69G32G78G65G77G69 G83G84G65G84G69 G50G103G46G32G79G82G71G65G78G73G90G65G84G73G79G78G65G76G32G73G68G32G35G44G32G105G102G32G97G110G121 G77G73G68G68G76G69G32G78G65G77G69 G83G84G65G84G69 G83G85G70G70G73G88 G67G79G85G78G84G82G89 G49G100G46G32G32G83G69G69G32G73G78G83G84G82G85G67G84G73G79G78G83 G50G46G32G65G68G68G73G84G73G79G78G65G76G32G68G69G66G84G79G82G39G83G32G69G88G65G67G84G32G70G85G76G76G32G76G69G71G65G76G32G78G65G77G69G32G45G32G105G110G115G101G114G116G32G111G110G108G121G32G111G110G101G32G100G101G98G116G111G114G32G110G97G109G101G32G40G50G97G32G111G114G32G50G98G41G32G45G32G100G111G32G110G111G116G32G97G98G98G114G101G118G105G97G116G101G32G111G114G32G99G111G109G98G105G110G101G32G110G97G109G101G115 G80G79G83G84G65G76G32G67G79G68G69G67G73G84G89 G49G99G46G32G32G77G65G73G76G73G78G71G32G65G68G68G82G69G83G83 G65G68G68G39G76G32G73G78G70G79G32G82G69 G79G82G71G65G78G73G90G65G84G73G79G78 G68G69G66G84G79G82 G49G101G46G32G84G89G80G69G32G79G70G32G79G82G71G65G78G73G90G65G84G73G79G78 G49G102G46G32G74G85G82G73G83G68G73G67G84G73G79G78G32G79G70G32G79G82G71G65G78G73G90G65G84G73G79G78 G78G79G78G69 G49G98G46G32G73G78G68G73G86G73G68G85G65G76G39G83G32G76G65G83G84G32G78G65G77G69 G50G97G46G32G79G82G71G65G78G73G90G65G84G73G79G78G39G83G32G78G65G77G69 G70G73G82G83G84G32G78G65G77G69 G77G73G68G68G76G69G32G78G65G77G69 G83G84G65G84G69 G49G103G46G32G79G82G71G65G78G73G90G65G84G73G79G78G65G76G32G73G68G32G35G44G32G105G102G32G97G110G121 G83G85G70G70G73G88 G67G79G85G78G84G82G89 G78G79G78G69 G51G97G46G32G79G82G71G65G78G73G90G65G84G73G79G78G39G83G32G78G65G77G69 G51G46G32G83G69G67G85G82G69G68G32G80G65G82G84G89G39G83G32G78G65G77G69G32G40G111G114G32G78G65G77G69G32G111G102G32G84G79G84G65G76G32G65G83G83G73G71G78G69G69G32G111G102G32G65G83G83G73G71G78G79G82G32G83G47G80G41G32G45G32G105G110G115G101G114G116G32G111G110G108G121G32G111G110G101G32G115G101G99G117G114G101G100G32G112G97G114G116G121G32G110G97G109G101G32G40G51G97G32G111G114G32G51G98G41 G56G46 G79G80G84G73G79G78G65G76G32G70G73G76G69G82G32G82G69G70G69G82G69G78G67G69G32G68G65G84G65 National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 DIAMOND RESORTS MANAGEMENT, INC. 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA Corporation Arizona 237659-4 WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- AZ - Secretary of State F#391686 A#562425

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
DIAMOND RESORTS MGV DEVELOPMENT LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- NV - Secretary of State

F#391962
A#562776

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 DIAMOND RESORTS MORTGAGE HOLDINGS, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- DE - Secretary of State F#391689 A#562428

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 DIAMOND RESORTS MYSTIC DUNES DEVELOPMENT, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- NV - Secretary of State F#391964 A#562778

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: DIAMOND RESORTS PALM SPRINGS DEVELOPMENT, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391690
A#562429

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
DIAMOND RESORTS POCO DIABLO DEVELOPMENT, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box:
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391692
A#562431

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME				
DIAMOND RESORTS POIPU DEVELOPMENT, LLC				
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME				
WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391693
A#562432

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME					
DIAMOND RESORTS POLO DEVELOPMENT, LLC					
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX	
1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY	
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA	

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME				
WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- NV - Secretary of State

F#391695
A#562434

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
DIAMOND RESORTS PORT ROYAL DEVELOPMENT, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box:
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391696
A#562435

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 DIAMOND RESORTS POWHATAN DEVELOPMENT, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- DE - Secretary of State F#391697 A#562436

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 DIAMOND RESORTS RESIDUAL ASSETS DEVELOPMENT, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- DE - Secretary of State F#391698 A#562437

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
DIAMOND RESORTS RESIDUAL ASSETS FINANCE, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box:
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391740
A#562485

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 DIAMOND RESORTS RESIDUAL ASSETS M&E, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- DE - Secretary of State F#391741 A#562486

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
DIAMOND RESORTS RIDGE ON SEDONA DEVELOPMENT, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391742
A#562487

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 DIAMOND RESORTS RIDGE POINTE DEVELOPMENT, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- DE - Secretary of State F#391743 A#562488

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: DIAMOND RESORTS SAN LUIS BAY DEVELOPMENT, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391744
A#562489

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) International Association of Commercial Administrators (IACA)

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 DIAMOND RESORTS SANTA FE DEVELOPMENT, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- DE - Secretary of State F#391745 A#562490

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
DIAMOND RESORTS SCOTTSDALE DEVELOPMENT, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391820
A#562602

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 DIAMOND RESORTS SEDONA SPRINGS DEVELOPMENT, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- DE - Secretary of State F#391821 A#562603

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME				
DIAMOND RESORTS SEDONA SUMMIT DEVELOPMENT, LLC				
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME				
WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391822
A#562604

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: DIAMOND RESORTS ST. CROIX DEVELOPMENT, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME:

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391823
A#562605

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 DIAMOND RESORTS STEAMBOAT DEVELOPMENT, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- DE - Secretary of State F#391826 A#562608

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: DIAMOND RESORTS TAHOE BEACH & SKI DEVELOPMENT, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391828
A#562610

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: DIAMOND RESORTS TETON CLUB DEVELOPMENT, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- NV - Secretary of State

F#391965
A#562779

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
DIAMOND RESORTS U.S. COLLECTION DEVELOPMENT, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box:
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391830
A#562612

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME					
DIAMOND RESORTS VILLA MIRAGE DEVELOPMENT, LLC					
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX	
1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY	
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA	

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME				
WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391831
A#562613

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
DIAMOND RESORTS VILLAS OF SEDONA DEVELOPMENT, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box:
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391833
A#562615

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
DIAMOND RESORTS WEST MAUI DEVELOPMENT, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391834
A#562616

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) International Association of Commercial Administrators (IACA)

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 FOSTER SHORES, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- MO - Secretary of State F#391836 A#562618

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
GEORGE ACQUISITION SUBSIDIARY, INC.

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box:
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- NV - Secretary of State

F#391842
A#562624

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME GINGER CREEK, LLC					
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX	
1c. MAILING ADDRESS 10600 WEST CHARLESTON BOULEVARD	CITY LAS VEGAS	STATE NV	POSTAL CODE 89135	COUNTRY USA	

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS 707 WILSHIRE BOULEVARD, 17TH FLOOR	CITY LOS ANGELES	STATE CA	POSTAL CODE 90017	COUNTRY USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391844
A#562626

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME GRAND ESCAPES, LLC				
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS 10600 WEST CHARLESTON BOULEVARD	CITY LAS VEGAS	STATE NV	POSTAL CODE 89135	COUNTRY USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS 707 WILSHIRE BOULEVARD, 17TH FLOOR	CITY LOS ANGELES	STATE CA	POSTAL CODE 90017	COUNTRY USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391845
A#562627

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
INTERNATIONAL TIMESHARES MARKETING, LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391863
A#562645

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

G66G46G32G83G69G78G68G32G65G67G75G78G79G87G76G69G68G71G77G69G78G84G32G84G79G58G32G32G32G40G78G97G109G101G32G97G110G100G32G65G100G100G114G101G115G115G41 G70G73G76G73G78G71G32 G79G70G70G73G67G69G32 G67G79G80G89G32 G151G32 G85G67G67G32 G70G73G78G65G78G67G73G78G71G32 G83G84G65G84G69G77G69G78G84G32 G40G70G79G82G77G32 G85G67G67G49G41G32 G40G82G69G86G46G32 G48G53G47G50G50G47G48G50G41 G84G72G69G32G65G66G79G86G69G32G83G80G65G67G69G32G73G83G32G70G79G82G32G70G73G76G73G78G71G32G79G70G70G73G67G69G32G85G83G69G32G79G78G76G89 G85G67G67G32G70G73G78G65G78G67G73G78G71G32G83G84G65G84G69G77G69G78G84 G70G79G76G76G79G87G32G32G73G78G83G84G82G85G67G84G73G79G78G83G32G40G102G114G111G110G116G32G97G110G100G32G98G97G99G107G41G32G67G65G82G69G70G85G76G76G89 G65G46G32G78G65G77G69G32G38G32G80G72G79G78G69G32G79G70G32G67G79G78G84G65G67G84G32G65G84G32G70G73G76G69G82G32G91G111G112G116G105G111G110G97G108G93 G49G46G32G68G69G66G84G79G82G39G83G32G69G88G65G67G84G32G70G85G76G76G32G76G69G71G65G76G32G78G65G77G69G32G45G32G105G110G115G101G114G116G32G111G110G108G121G32G111G110G101G32G100G101G98G116G111G114G32G110G97G109G101G32G40G49G97G32G111G114G32G49G98G41G32G45G32G100G111G32G110G111G116G32G97G98G98G114G101G118G105G97G116G101G32G111G114G32G99G111G109G98G105G110G101G32G110G97G109G101G115 G52G46G32G84G104G105G115G32G70G73G78G65G78G67G73G78G71G32G83G84G65G84G69G77G69G78G84G32G99G111G118G101G114G115G32G116G104G101G32G102G111G108G108G111G119G105G110G103G32G99G111G108G108G97G116G101G114G97G108G58 G67G79G85G78G84G82G89 G53G46G32G65G76G84G69G82G78G65G84G73G86G69G32G68G69G83G73G71G78G65G84G73G79G78G32G91G105G102G32G97G112G112G108G105G99G97G98G108G101G93G58 G78G79G78G45G85G67G67G32G70G73G76G73G78G71G65G71G46G32G76G73G69G78G83G69G76G76G69G82G47G66G85G89G69G82G66G65G73G76G69G69G47G66G65G73G76G79G82G67G79G78G83G73G71G78G69G69G47G67G79G78G83G73G71G78G79G82G76G69G83G83G69G69G47G76G69G83G83G79G82 G84G104G105G115G32G70G73G78G65G78G67G73G78G71G32G83G84G65G84G69G77G69G78G84G32G105G115G32G116G111G32G98G101G32G102G105G108G101G100G32G91G102G111G114G32G114G101G99G111G114G100G93G32G40G111G114G32G114G101G99G111G114G100G101G100G41G32G105G110G32G116G104G101G32G82G69G65G76 G69G83G84G65G84G69G32G82G69G67G79G82G68G83G46G32G32G32G32G32G32G65G116G116G97G99G104G32G65G100G100G101G110G100G117G109 G54G46 G65G108G108G32 G68G101G98G116G111G114G115 G68G101G98G116G111G114G32G49 G68G101G98G116G111G114G32G50 G67G104G101G99G107G32G116G111G32G82G69G81G85G69G83G84G32G83G69G65G82G67G72G32G82G69G80G79G82G84G40G83G41G32G111G110G32G68G101G98G116G111G114G40G115G41 G91G65G68G68G73G84G73G79G78G65G76G32G70G69G69G93 G55G46 G91G105G102G32 G97G112G112G108G105G99G97G98G108G101G93 G91G111G112G116G105G111G110G97G108G93 G79G82 G83G85G70G70G73G88 G80G79G83G84G65G76G32G67G79G68G69 G67G73G84G89 G70G73G82G83G84G32G78G65G77G69 G50G99G46G32G77G65G73G76G73G78G71G32G65G68G68G82G69G83G83 G79G82 G79G82 G50G100G46G32G32G83G69G69G32G73G78G83G84G82G85G67G84G73G79G78G83 G65G68G68G39G76G32G73G78G70G79G32G82G69 G79G82G71G65G78G73G90G65G84G73G79G78 G68G69G66G84G79G82 G50G101G46G32G84G89G80G69G32G79G70G32G79G82G71G65G78G73G90G65G84G73G79G78 G50G102G46G32G74G85G82G73G83G68G73G67G84G73G79G78G32G79G70G32G79G82G71G65G78G73G90G65G84G73G79G78 G51G98G46G32G73G78G68G73G86G73G68G85G65G76G39G83G32G76G65G83G84G32G78G65G77G69 G70G73G82G83G84G32G78G65G77G69 G80G79G83G84G65G76G32G67G79G68G69G51G99G46G32G32G77G65G73G76G73G78G71G32G65G68G68G82G69G83G83 G49G97G46G32G79G82G71G65G78G73G90G65G84G73G79G78G39G83G32G78G65G77G69 G50G98G46G32G73G78G68G73G86G73G68G85G65G76G39G83G32G76G65G83G84G32G78G65G77G69 G67G73G84G89 G77G73G68G68G76G69G32G78G65G77G69 G83G84G65G84G69 G50G103G46G32G79G82G71G65G78G73G90G65G84G73G79G78G65G76G32G73G68G32G35G44G32G105G102G32G97G110G121 G77G73G68G68G76G69G32G78G65G77G69 G83G84G65G84G69 G83G85G70G70G73G88 G67G79G85G78G84G82G89 G49G100G46G32G32G83G69G69G32G73G78G83G84G82G85G67G84G73G79G78G83 G50G46G32G65G68G68G73G84G73G79G78G65G76G32G68G69G66G84G79G82G39G83G32G69G88G65G67G84G32G70G85G76G76G32G76G69G71G65G76G32G78G65G77G69G32G45G32G105G110G115G101G114G116G32G111G110G108G121G32G111G110G101G32G100G101G98G116G111G114G32G110G97G109G101G32G40G50G97G32G111G114G32G50G98G41G32G45G32G100G111G32G110G111G116G32G97G98G98G114G101G118G105G97G116G101G32G111G114G32G99G111G109G98G105G110G101G32G110G97G109G101G115 G80G79G83G84G65G76G32G67G79G68G69G67G73G84G89 G49G99G46G32G32G77G65G73G76G73G78G71G32G65G68G68G82G69G83G83 G65G68G68G39G76G32G73G78G70G79G32G82G69 G79G82G71G65G78G73G90G65G84G73G79G78 G68G69G66G84G79G82 G49G101G46G32G84G89G80G69G32G79G70G32G79G82G71G65G78G73G90G65G84G73G79G78 G49G102G46G32G74G85G82G73G83G68G73G67G84G73G79G78G32G79G70G32G79G82G71G65G78G73G90G65G84G73G79G78 G78G79G78G69 G49G98G46G32G73G78G68G73G86G73G68G85G65G76G39G83G32G76G65G83G84G32G78G65G77G69 G50G97G46G32G79G82G71G65G78G73G90G65G84G73G79G78G39G83G32G78G65G77G69 G70G73G82G83G84G32G78G65G77G69 G77G73G68G68G76G69G32G78G65G77G69 G83G84G65G84G69 G49G103G46G32G79G82G71G65G78G73G90G65G84G73G79G78G65G76G32G73G68G32G35G44G32G105G102G32G97G110G121 G83G85G70G70G73G88 G67G79G85G78G84G82G89 G78G79G78G69 G51G97G46G32G79G82G71G65G78G73G90G65G84G73G79G78G39G83G32G78G65G77G69 G51G46G32G83G69G67G85G82G69G68G32G80G65G82G84G89G39G83G32G78G65G77G69G32G40G111G114G32G78G65G77G69G32G111G102G32G84G79G84G65G76G32G65G83G83G73G71G78G69G69G32G111G102G32G65G83G83G73G71G78G79G82G32G83G47G80G41G32G45G32G105G110G115G101G114G116G32G111G110G108G121G32G111G110G101G32G115G101G99G117G114G101G100G32G112G97G114G116G121G32G110G97G109G101G32G40G51G97G32G111G114G32G51G98G41 G56G46 G79G80G84G73G79G78G65G76G32G70G73G76G69G82G32G82G69G70G69G82G69G78G67G69G32G68G65G84G65 National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 LAKE TAHOE RESORT PARTNERS, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA LLC California 101996061021 WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- CA - Secretary of State F#391847 A#562629

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: MAZATLAN DEVELOPMENT INC.

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- WA - Department of Licensing

F#391849
A#562631

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: MMG DEVELOPMENT CORP.

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

Florida Documentary Stamp Tax is not required.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- FL - Central Filing Office

F#391851
A#562633

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME POIPU RESORT PARTNERS, L.P.					
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)			SUFFIX
1c. MAILING ADDRESS 10600 WEST CHARLESTON BOULEVARD	CITY LAS VEGAS	STATE NV	POSTAL CODE 89135		COUNTRY USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS 707 WILSHIRE BOULEVARD, 17TH FLOOR	CITY LOS ANGELES	STATE CA	POSTAL CODE 90017	COUNTRY USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- HI - Bureau of Conveyances

F#391852
A#562634

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

G66G46G32G83G69G78G68G32G65G67G75G78G79G87G76G69G68G71G77G69G78G84G32G84G79G58G32G32G32G40G78G97G109G101G32G97G110G100G32G65G100G100G114G101G115G115G41 G70G73G76G73G78G71G32 G79G70G70G73G67G69G32 G67G79G80G89G32 G151G32 G85G67G67G32 G70G73G78G65G78G67G73G78G71G32 G83G84G65G84G69G77G69G78G84G32 G40G70G79G82G77G32 G85G67G67G49G41G32 G40G82G69G86G46G32 G48G53G47G50G50G47G48G50G41 G84G72G69G32G65G66G79G86G69G32G83G80G65G67G69G32G73G83G32G70G79G82G32G70G73G76G73G78G71G32G79G70G70G73G67G69G32G85G83G69G32G79G78G76G89 G85G67G67G32G70G73G78G65G78G67G73G78G71G32G83G84G65G84G69G77G69G78G84 G70G79G76G76G79G87G32G32G73G78G83G84G82G85G67G84G73G79G78G83G32G40G102G114G111G110G116G32G97G110G100G32G98G97G99G107G41G32G67G65G82G69G70G85G76G76G89 G65G46G32G78G65G77G69G32G38G32G80G72G79G78G69G32G79G70G32G67G79G78G84G65G67G84G32G65G84G32G70G73G76G69G82G32G91G111G112G116G105G111G110G97G108G93 G49G46G32G68G69G66G84G79G82G39G83G32G69G88G65G67G84G32G70G85G76G76G32G76G69G71G65G76G32G78G65G77G69G32G45G32G105G110G115G101G114G116G32G111G110G108G121G32G111G110G101G32G100G101G98G116G111G114G32G110G97G109G101G32G40G49G97G32G111G114G32G49G98G41G32G45G32G100G111G32G110G111G116G32G97G98G98G114G101G118G105G97G116G101G32G111G114G32G99G111G109G98G105G110G101G32G110G97G109G101G115 G52G46G32G84G104G105G115G32G70G73G78G65G78G67G73G78G71G32G83G84G65G84G69G77G69G78G84G32G99G111G118G101G114G115G32G116G104G101G32G102G111G108G108G111G119G105G110G103G32G99G111G108G108G97G116G101G114G97G108G58 G67G79G85G78G84G82G89 G53G46G32G65G76G84G69G82G78G65G84G73G86G69G32G68G69G83G73G71G78G65G84G73G79G78G32G91G105G102G32G97G112G112G108G105G99G97G98G108G101G93G58 G78G79G78G45G85G67G67G32G70G73G76G73G78G71G65G71G46G32G76G73G69G78G83G69G76G76G69G82G47G66G85G89G69G82G66G65G73G76G69G69G47G66G65G73G76G79G82G67G79G78G83G73G71G78G69G69G47G67G79G78G83G73G71G78G79G82G76G69G83G83G69G69G47G76G69G83G83G79G82 G84G104G105G115G32G70G73G78G65G78G67G73G78G71G32G83G84G65G84G69G77G69G78G84G32G105G115G32G116G111G32G98G101G32G102G105G108G101G100G32G91G102G111G114G32G114G101G99G111G114G100G93G32G40G111G114G32G114G101G99G111G114G100G101G100G41G32G105G110G32G116G104G101G32G82G69G65G76 G69G83G84G65G84G69G32G82G69G67G79G82G68G83G46G32G32G32G32G32G32G65G116G116G97G99G104G32G65G100G100G101G110G100G117G109 G54G46 G65G108G108G32 G68G101G98G116G111G114G115 G68G101G98G116G111G114G32G49 G68G101G98G116G111G114G32G50 G67G104G101G99G107G32G116G111G32G82G69G81G85G69G83G84G32G83G69G65G82G67G72G32G82G69G80G79G82G84G40G83G41G32G111G110G32G68G101G98G116G111G114G40G115G41 G91G65G68G68G73G84G73G79G78G65G76G32G70G69G69G93 G55G46 G91G105G102G32 G97G112G112G108G105G99G97G98G108G101G93 G91G111G112G116G105G111G110G97G108G93 G79G82 G83G85G70G70G73G88 G80G79G83G84G65G76G32G67G79G68G69 G67G73G84G89 G70G73G82G83G84G32G78G65G77G69 G50G99G46G32G77G65G73G76G73G78G71G32G65G68G68G82G69G83G83 G79G82 G79G82 G50G100G46G32G32G83G69G69G32G73G78G83G84G82G85G67G84G73G79G78G83 G65G68G68G39G76G32G73G78G70G79G32G82G69 G79G82G71G65G78G73G90G65G84G73G79G78 G68G69G66G84G79G82 G50G101G46G32G84G89G80G69G32G79G70G32G79G82G71G65G78G73G90G65G84G73G79G78 G50G102G46G32G74G85G82G73G83G68G73G67G84G73G79G78G32G79G70G32G79G82G71G65G78G73G90G65G84G73G79G78 G51G98G46G32G73G78G68G73G86G73G68G85G65G76G39G83G32G76G65G83G84G32G78G65G77G69 G70G73G82G83G84G32G78G65G77G69 G80G79G83G84G65G76G32G67G79G68G69G51G99G46G32G32G77G65G73G76G73G78G71G32G65G68G68G82G69G83G83 G49G97G46G32G79G82G71G65G78G73G90G65G84G73G79G78G39G83G32G78G65G77G69 G50G98G46G32G73G78G68G73G86G73G68G85G65G76G39G83G32G76G65G83G84G32G78G65G77G69 G67G73G84G89 G77G73G68G68G76G69G32G78G65G77G69 G83G84G65G84G69 G50G103G46G32G79G82G71G65G78G73G90G65G84G73G79G78G65G76G32G73G68G32G35G44G32G105G102G32G97G110G121 G77G73G68G68G76G69G32G78G65G77G69 G83G84G65G84G69 G83G85G70G70G73G88 G67G79G85G78G84G82G89 G49G100G46G32G32G83G69G69G32G73G78G83G84G82G85G67G84G73G79G78G83 G50G46G32G65G68G68G73G84G73G79G78G65G76G32G68G69G66G84G79G82G39G83G32G69G88G65G67G84G32G70G85G76G76G32G76G69G71G65G76G32G78G65G77G69G32G45G32G105G110G115G101G114G116G32G111G110G108G121G32G111G110G101G32G100G101G98G116G111G114G32G110G97G109G101G32G40G50G97G32G111G114G32G50G98G41G32G45G32G100G111G32G110G111G116G32G97G98G98G114G101G118G105G97G116G101G32G111G114G32G99G111G109G98G105G110G101G32G110G97G109G101G115 G80G79G83G84G65G76G32G67G79G68G69G67G73G84G89 G49G99G46G32G32G77G65G73G76G73G78G71G32G65G68G68G82G69G83G83 G65G68G68G39G76G32G73G78G70G79G32G82G69 G79G82G71G65G78G73G90G65G84G73G79G78 G68G69G66G84G79G82 G49G101G46G32G84G89G80G69G32G79G70G32G79G82G71G65G78G73G90G65G84G73G79G78 G49G102G46G32G74G85G82G73G83G68G73G67G84G73G79G78G32G79G70G32G79G82G71G65G78G73G90G65G84G73G79G78 G78G79G78G69 G49G98G46G32G73G78G68G73G86G73G68G85G65G76G39G83G32G76G65G83G84G32G78G65G77G69 G50G97G46G32G79G82G71G65G78G73G90G65G84G73G79G78G39G83G32G78G65G77G69 G70G73G82G83G84G32G78G65G77G69 G77G73G68G68G76G69G32G78G65G77G69 G83G84G65G84G69 G49G103G46G32G79G82G71G65G78G73G90G65G84G73G79G78G65G76G32G73G68G32G35G44G32G105G102G32G97G110G121 G83G85G70G70G73G88 G67G79G85G78G84G82G89 G78G79G78G69 G51G97G46G32G79G82G71G65G78G73G90G65G84G73G79G78G39G83G32G78G65G77G69 G51G46G32G83G69G67G85G82G69G68G32G80G65G82G84G89G39G83G32G78G65G77G69G32G40G111G114G32G78G65G77G69G32G111G102G32G84G79G84G65G76G32G65G83G83G73G71G78G69G69G32G111G102G32G65G83G83G73G71G78G79G82G32G83G47G80G41G32G45G32G105G110G115G101G114G116G32G111G110G108G121G32G111G110G101G32G115G101G99G117G114G101G100G32G112G97G114G116G121G32G110G97G109G101G32G40G51G97G32G111G114G32G51G98G41 G56G46 G79G80G84G73G79G78G65G76G32G70G73G76G69G82G32G82G69G70G69G82G69G78G67G69G32G68G65G84G65 National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 RESORT MANAGEMENT INTERNATIONAL, INC. 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA Corporation California 1968609 WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. 05865-896 -- CA - Secretary of State F#391854 A#562636

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: RESORTS DEVELOPMENT INTERNATIONAL, INC.				
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS: 10600 WEST CHARLESTON BOULEVARD	CITY: LAS VEGAS	STATE: NV	POSTAL CODE: 89135	COUNTRY: USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS: 707 WILSHIRE BOULEVARD, 17TH FLOOR	CITY: LOS ANGELES	STATE: CA	POSTAL CODE: 90017	COUNTRY: USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- NV - Secretary of State

F#391855
A#562637

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: WALSHAM LAKE, LLC					
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME		ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS: 10600 WEST CHARLESTON BOULEVARD	CITY: LAS VEGAS	STATE: NV	POSTAL CODE: 89135		COUNTRY: USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS: 707 WILSHIRE BOULEVARD, 17TH FLOOR	CITY: LOS ANGELES	STATE: CA	POSTAL CODE: 90017	COUNTRY: USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- MO - Secretary of State

F#391857
A#562639

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
WEST MAUI RESORT PARTNERS, L.P.

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX		
1c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**	
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA	

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX	
2c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX	
3c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box:
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- DE - Secretary of State

F#391858
A#562640

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

B. E-MAIL CONTACT AT FILER (optional) FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY UCC FINANCING STATEMENT FOLLOW INSTRUCTIONS A. NAME & PHONE OF CONTACT AT FILER (optional) OR 1a. ORGANIZATION'S NAME POSTAL CODECITY1c. MAILING ADDRESS 1b. INDIVIDUAL'S SURNAME STATE COUNTRY 8. OPTIONAL FILER REFERENCE DATA: A Debtor is a Transmitting UtilityManufactured-Home TransactionPublic-Finance Transaction 6a. Check only if applicable and check only one box: 7. ALTERNATIVE DESIGNATION (if applicable): Seller/Buyer Bailee/BailorConsignee/ConsignorLessee/Lessor Agricultural Lien Non-UCC Filing OR 3b. INDIVIDUAL'S SURNAME FIRST PERSONAL NAME POSTAL CODE3c. MAILING ADDRESS CITY ADDITIONAL NAME(S)/INITIAL(S) STATE SUFFIX COUNTRY 3a. ORGANIZATION'S NAME 3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b) 4. COLLATERAL: This financing statement covers the following collateral: C. SEND ACKNOWLEDGMENT TO: (Name and Address) 6b. Check only if applicable and check only one box: Licensee/Licensor Collateral is5. Check only if applicable and check only one box: held in a Trust (see UCC1Ad, item 17 and Instructions) being administered by a Decedent’s Personal Representative OR 2a. ORGANIZATION'S NAME POSTAL CODECITY2c. MAILING ADDRESS 2b. INDIVIDUAL'S SURNAME STATE SUFFIX COUNTRY FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX ADDITIONAL NAME(S)/INITIAL(S)FIRST PERSONAL NAME 1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 1b, leave all of item 1 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad) 2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name); if any part of the Individual Debtor’s name will not fit in line 2b, leave all of item 2 blank, check here and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)       National Corporate Research, Ltd. 800-828-0938 National Corporate Research, Ltd. 194 Washington Avenue Suite 310 Albany, NY 12210 CRESCENT ONE, LLC 10600 WEST CHARLESTON BOULEVARD LAS VEGAS NV 89135 USA WELLS FARGO BANK, NATIONAL ASSOCIATION 707 WILSHIRE BOULEVARD, 17TH FLOOR LOS ANGELES CA 90017 USA ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS. Florida Documentary Stamp Tax is not required. 05865-896 -- FL - Central Filing Office F#393603 A#564749

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME ISLAND ONE, INC.				
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS 10600 WEST CHARLESTON BOULEVARD	CITY LAS VEGAS	STATE NV	POSTAL CODE 89135	COUNTRY USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS 707 WILSHIRE BOULEVARD, 17TH FLOOR	CITY LOS ANGELES	STATE CA	POSTAL CODE 90017	COUNTRY USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

Florida Documentary Stamp Tax is not required.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- FL - Central Filing Office

F#393604
A#564750

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME ISLAND ONE RESORTS MANAGEMENT CORPORATION				
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS 10600 WEST CHARLESTON BOULEVARD	CITY LAS VEGAS	STATE NV	POSTAL CODE 89135	COUNTRY USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS 707 WILSHIRE BOULEVARD, 17TH FLOOR	CITY LOS ANGELES	STATE CA	POSTAL CODE 90017	COUNTRY USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

Florida Documentary Stamp Tax is not required.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box:
☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box:
☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- FL - Central Filing Office

F#393605
A#564751

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME
GALAXY EXCHANGE COMPANY

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10600 WEST CHARLESTON BOULEVARD	LAS VEGAS	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME
WELLS FARGO BANK, NATIONAL ASSOCIATION

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
707 WILSHIRE BOULEVARD, 17TH FLOOR	LOS ANGELES	CA	90017	USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

Florida Documentary Stamp Tax is not required.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- FL - Central Filing Office

F#393606
A#564752

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
National Corporate Research, Ltd. 800-828-0938

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

National Corporate Research, Ltd.
194 Washington Avenue
Suite 310
Albany, NY 12210

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: NAVIGO VACATION CLUB, INC.				
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS: 10600 WEST CHARLESTON BOULEVARD	CITY: LAS VEGAS	STATE: NV	POSTAL CODE: 89135	COUNTRY: USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: WELLS FARGO BANK, NATIONAL ASSOCIATION				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS: 707 WILSHIRE BOULEVARD, 17TH FLOOR	CITY: LOS ANGELES	STATE: CA	POSTAL CODE: 90017	COUNTRY: USA

4. COLLATERAL: This financing statement covers the following collateral:

ALL ASSETS OTHER THAN TIMESHARE RECEIVABLES AND CONSUMER LOANS.

Florida Documentary Stamp Tax is not required.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
05865-896 -- FL - Central Filing Office

F#393607
A#564753

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)